Interest Rate Swaps	12 Months Ended
Dec. 31, 2011
Interest Rate Swaps [Abstract]
Interest Rate Swaps

10. Interest Rate Swaps

The Company periodically uses interest rate swaps to manage interest rate risk associated with the Company’s variable rate floor plan debt. The Company is party to forward-starting interest rate swap agreements beginning January 2012 and maturing December 2014 pursuant to which the LIBOR portion of $300,000 of the Company’s floating rate floor plan debt is fixed at a rate of 2.135% and $100,000 of the Company’s floating rate floor plan debt is fixed at a rate of 1.55%. The Company may terminate these agreements at any time, subject to the settlement of the then current fair value of the swap arrangements.

During 2009, 2010 and into January 2011, the Company was party to interest rate swap agreements pursuant to which the LIBOR portion of $300,000 of the Company’s floating rate floor plan debt was fixed at 3.67%.

The Company used Level 2 inputs to estimate the fair value of the interest rate swap agreements. As of December 31, 2011 and 2010, the fair value of the swaps designated as hedging instruments was estimated to be a liability of $15,952 and $1,016, respectively, which is recorded in accrued expenses, and as of December 31, 2010, the fair value of the swaps not designated as hedging instruments was estimated to be a liability of $35, which was recorded in accrued expenses.

During 2011, there was no hedge ineffectiveness recorded in the Company’s income statement. During the year ended December 31, 2010, the Company recognized a net gain in accumulated other comprehensive income of $5,435 related to the effective portion of the interest rate swap agreements designated as hedging instruments, and reclassified $8,157 of derivative losses from accumulated other comprehensive income into floor plan interest expense. During the year ended December 31, 2010, the swap increased the weighted average interest rate on the Company’s floor plan borrowings by approximately 80 basis points.